UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         December 24, 2007

STERLING CONSTRUCTION COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31993	25-1655321
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

20810 Fernbush Lane Houston, Texas	77073
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 821-9091

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 142-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On December 26, 2007, the Company announced the completion on December 24, 2007 of its offering of 1,600,000 shares of its common stock, $0.01 par value per share, that had been announced on December 19, 2007, as well as the completion of the sale of an additional 240,000 shares of its common stock resulting from the exercise of an over-allotment option by the underwriter of the offering.

The offering is described in the Company’s registration statement on Form S-3 (Registration No. 333-147593) and the related final prospectus dated December 18, 2007 filed with the Securities and Exchange Commission under Rule 424(b) of the Securities Act of 1933 on December 19, 2007.  A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the press release shall not be deemed "filed" for the purposes of Section 18 of the Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Other Exhibits

(c)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated December 26, 2007 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 26, 2007	Sterling Construction Company, Inc.

/s/ Roger M. Barzun
Roger M. Barzun
Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated December 26, 2007 (furnished herewith).